EXHIBIT 21
LIST OF SUBSIDIARIES OF DISCOVERY COMMUNICATIONS, INC.

Entity	Place of Formation
3D NetCo, LLC	Delaware
A123 Online Interactive Services, Inc.	Delaware
Academy123, Inc.	Delaware
Adrea, LLC	Delaware
Adventure Race Productions, Inc.	Delaware
Aggregate Media Fund II KB	Sweden
Aggregate Media Fund III KB	Sweden
Aggregate Media Fund IV KB	Sweden
Aggregate Media Fund V KB	Sweden
All Music S.p.A.	Italy
AMHI, LLC	Delaware
American Animal Pictures Limited	UK
Animal Planet (Asia) LLC	Delaware
Animal Planet Europe P/S	UK
Animal Planet (Japan) LLP	Delaware
Animal Planet (Latin America), L.L.C.	Delaware
Animal Planet, LP	Delaware
Animal Planet North America, Inc.	Delaware
Animal Planet, LLC	Delaware
Animal Planet Televizyon Yayincilik Anonim Sirketi	Turkey
The Audio Visual Group, Inc.	California
Betty TV Limited	England and Wales
BrandDeli C.V.	Netherlands
Canadian AP Ventures Company	Nova Scotia
Clearvue & SVE, Inc.	Illinois
Convex Conversion, LLC	Delaware
D-E Television Distribution Co. Limited	England and Wales
DeFranco, Inc.	California
DHC Discovery, Inc.	Colorado
DHC Ventures, LLC	Delaware
Discovery 3D Holding, Inc.	Delaware
Discovery (UK) Limited	England and Wales
Discovery Advertising Sales Taiwan Pte. Ltd.	Singapore
Discovery AP Acquisition, Inc.	Delaware
Discovery Asia, LLC	Delaware
Discovery Communications Deutschland GmbH & Co. KG (Unrestricted Subsidiary)	Germany
Discovery Channel (Mauritius) Private Limited	Mauritius
Discovery Civilization North America, Inc.	Delaware
Discovery Communications Argentina SRL	Argentina

Discovery Communications Benelux BV	Netherlands
Discovery Communications Bulgaria EOOD	Bulgaria
Discovery Communications Colombia Ltda	Colombia
Discovery Comunicacoes do Brasil LTDA	Brazil
Discovery Communications, LLC	Delaware
Discovery Communications Europe Limited	England and Wales
Discovery Communications Holding, LLC	Delaware
Discovery Communications India	India
Discovery Communications Ltd., L.L.C.	Delaware
Discovery Communications Mexico Services, S. de R.L. de C.V.	Mexico
Discovery Communications Nordic ApS	Denmark
Discovery Communications OOO	Russia
Discovery Communications Spain and Portugal, S.L.	Spain
Discovery Communications Ukraine TOV	Ukraine
Discovery Communications Ventures, LLC	Delaware
Discovery Content Verwaltungs GmbH (Unrestricted Subsidiary)	Germany
Discovery Corporate Services Limited	UK
Discovery Czech Republic S.R.O.	Czech Republic
Discovery Digital Networks, Inc.	Delaware
Discovery Education Assessment LLC	Delaware
Discovery Education Canada ULC	Nova Scotia
Discovery Education Europe Group Limited	UK
Discovery Education Europe Ltd.	UK
Discovery Education, Inc.	Illinois
Discovery Enterprises, LLC	Delaware
Discovery Entertainment Services, Inc.	Delaware
Discovery Extreme Music Publishing, LLC	Delaware
Discovery Foreign Holdings, Inc.	Delaware
Discovery France Holdings II SAS	France
Discovery France Holdings SAS	France
Discovery Germany, L.L.C.	Delaware
Discovery Health Channel, LLC	Delaware
Discovery Health North America, Inc.	Delaware
Discovery Health NS, ULC	Nova Scotia
Discovery Health Ventures, LLC	Delaware
Discovery Holding Company	Delaware
Discovery Hungary Kft	Hungary
Discovery Italia S.r.l.	Italy
Discovery Kids North America, Inc.	Delaware
Discovery Latin America Holdings, LLC	Delaware
Discovery Latin America Investments, LLC	Delaware
Discovery Latin America S.L.	Spain
Discovery Latin America, LLC	Delaware
Discovery Licensing, Inc.	Delaware

Discovery Lightning Investments Ltd.	UK
Discovery Luxembourg 1 S.à r.l.	Luxembourg
Discovery Luxembourg 2 S.à r.l.	Luxembourg
Discovery Luxembourg 3 S.à r.l.	Luxembourg
Discovery Luxembourg 4 S.à r.l.	Luxembourg
Discovery Luxembourg Holdings 1 S.à r.l.	Luxembourg
Discovery Luxembourg Holdings 2 S.à r.l.	Luxembourg
Epic Modern Music Publishing, LLC (fka Discovery Max Music Publishing, LLC)	Delaware
Discovery Media Ventures Limited	UK
Discovery Medya Hizmetleri Limited Sirketi	Turkey
Discovery Mexico Holdings, LLC	Delaware
Discovery Networks Asia-Pacific Pte. Ltd.	Singapore
DNAP Holdings Pte. Ltd.	Singapore
Discovery Networks Asia- Pacific Networks (Malaysia) Sdn. Bhd.	Malaysia
Discovery Networks Caribbean, Inc.	Barbados
Discovery Networks International Holdings Limited	England and Wales
Discovery Networks International LLC	Colorado
Discovery Networks Korea Limited	Korea
Discovery Networks Mexico, S. de R.L. de C.V.	Mexico
Discovery New York, Inc.	Delaware
Discovery OWN Holdings, LLC	Delaware
Discovery Patent Licensing, LLC	Delaware
Discovery Pet Online Administration, Inc.	Delaware
Discovery Pet Online Services, LLC	Delaware
Discovery Pet Video, LLC	Delaware
Discovery Polska SP z.o.o.	Poland
Discovery Productions Group, Inc.	Delaware
Discovery Productions, LLC	Delaware
Discovery Publishing, Inc.	Delaware
Discovery Realty, LLC	Delaware
Discovery Retail Cafes, LLC	Delaware
Discovery Romania SRL	Romania
Discovery SC Investment, Inc.	Delaware
Discovery Science Televizyon Yayıncılık Anonim Şirketi	Turkey
Discovery Services Australia Pty Ltd	Australia
Discovery Services, Inc.	Delaware
Discovery Services Hong Kong Limited	Hong Kong
Discovery South America Holdings, LLC	Delaware
Discovery Spanish Ventures S.L.	Spain
Discovery Studios, LLC	Delaware
Discovery Sweden AB	Sweden
Discovery Talent Services, LLC	Delaware
Discovery Televizyon Yayıncılık Anonim Şirketi	Turkey
Discovery Television Center, LLC	Delaware

Discovery Times Channel, LLC	Delaware
Discovery Thailand Holdings, LLC	Delaware
Dramatic Edge Music Publishing, LLC (fka Discovery Top Music Publishing, LLC)	Delaware
Discovery Trademark Holding Company, Inc.	Delaware
Discovery TV Journalism Productions, LLC	Delaware
Discovery Wings, LLC	Delaware
Discovery World Television, Inc.	Maryland
Discovery.com, LLC	Delaware
Discoverytravel.com, LLC	Delaware
DLA Holdings, LLC	Delaware
DNE Music Publishing Limited	England and Wales
DNI Europe Holdings Limited	England and Wales
DNI Foreign Holdings Limited	England and Wales
DNI German Holdings I Limited	England and Wales
DNI German Holdings II Limited	England and Wales
DNI Group Holdings, LLC	Delaware
DNI Global LLP	England and Wales
DNI Ireland Holdings 1 Limited	Ireland
DNI Ireland Holdings 2 Limited	Ireland
DNI US Limited	England and Wales
DPlay Entertainment Ltd.	England and Wales
DSC Japan, L.L.C.	Delaware
DTHC, Inc.	Delaware
Education Media Delivery Ltd.	UK
ESP Media Distribution Portugal, S.A.	Portugal
Espresso Education, Inc.	UK
Eurosport Arabia Fz LLC	Dubai
Eurosport Asia Pacific Ltd.	Hong Kong
Eurosport Denmark ApS	Denmark
Eurosport Events Ltd.	UK
Eurosport OY Finland	Finland
Eurosport France SAS	France
Eurosport Media SA	Switzerland
Eurosport Norge AS	Norway
Eurosport Polska Sp Z.o.o.	Poland
Eurosport SAS	France
Eurosport Spa	Italy
Eurosport Television AB	Sweden
Eurosport Television BV	Netherlands
Eurosport Television Ltd.	UK
Eurosport Television SAU	Spain
Eurosportnews Distribution Ltd.	Hong Kong
ForHumanPeoples, Inc.	California
GeoNova Publishing, Inc.	Delaware

Ghana Mining Ltd.	UK
Global Mindset Music, LLC	Delaware
Gran TV S.A.	Argentina
Grockit, Inc.	Delaware
HowStuffWorks, LLC	Delaware
Imposter Pictures Ltd.	UK
Incentive Management Services, LLC	Delaware
JV Network, LLC	Delaware
Liberty Animal Inc.	Delaware
Listening Works, LLC	Delaware
Liv (Latin America), LLC	Delaware
Lumos Labs	California
Media Distribution O.O.O.	Russia
Media Investments O.O.O.	Russia
Mix Megapol.se AB	Sweden
MNN Holdings Company, LLC	Georgia
Network USA Incorporated	Maryland
New SVE, Inc.	Illinois
Patagonia Adventures, LLC	Delaware
Persuasion Productions Ltd.	UK
Prefas 18 SAS	France
PTV Media Ltd.	Israel
Raw Inc.	USA
Raw TV Limited	UK
Run-of-Shows, LLC	Delaware
Discovery Networks Norway AS (formerly SBS Discovery AS)	Norway
Discovery Networks Norway Holding AS (formerly SBS Discovery Media AS)	Norway
SBS Discovery Media ApS	Denmark
SBS Discovery Media Holding ApS	Denmark
SBS Discovery Media Sweden Holding AB	Sweden
SBS Discovery Media UK Limited	UK
SBS Discovery TV AB	Sweden
SBS Discovery TV Oy	Finland
Setanta Sports Asia Limited	Ireland
Sharecare, Inc.	Delaware
Curtain Road Productions Limited (f/k/a Siberian Mill Ltd.)	UK
Systems Impact, Inc.	Delaware
Takhayal Art Production JSC	Egypt
Takhayal Entertainment FZ LLC	Dubai
Takhayal Television FZ LLC	Dubai
Televista S.A.	France
The Living Channel New Zealand Limited	New Zealand
Travel Daily News, Inc.	Delaware
Value Proposition Publishing, LLC	Delaware